UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2025

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	New York Stock Exchange
5.450% Guaranteed Senior Notes Due 2029	AMCR/29	New York Stock Exchange
3.950% Guaranteed Senior Notes Due 2032	AMCR/32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2025, Amcor plc (the “Company”) announced that Mr. Eric Roegner, the Company’s President, Amcor Rigid Packaging, became Executive Vice President, Integration and Special Projects, effective January 1, 2025 and no longer serves as an executive officer of the Company. In his new role, Mr. Roegner reports to the Company’s Executive Vice President, Strategy and Development Group, and will bring his knowledge of the closures and containers business to facilitate strategic initiatives, including the integration with Berry Global.

Mr. Roegner is a party to an employment agreement with the Company, dated August 28, 2018 (the “Original Employment Agreement”), which was modified by a letter agreement (the “Roegner Letter Agreement”), effective as of January 1, 2025, between the Company and Mr. Roegner to reflect his new role and title. As reflected in the Roegner Letter Agreement, Mr. Roegner’s compensation as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 24, 2024 will remain unchanged in his new role.

Mr. Rodrigo Lecot has been appointed to serve as Interim President, Amcor Rigid Packaging, effective January 1, 2025.

The foregoing descriptions of the Roegner Letter Agreement and the Original Employment Agreement are not complete, are in summary form only and are qualified in their entirety by reference to the full text of the Roegner Letter Agreement and the Original Employment Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index
Exhibit No.	Description
10.1	Letter Agreement between Amcor Rigid Plastics USA Inc. and Eric Roegner, effective as of January 1, 2025.*
10.2	Employment Agreement between Amcor Rigid Plastics USA Inc. and Eric Roegner, dated as of August 28, 2018 (incorporated by reference to Exhibit 10.7 to Amcor plc’s Registration Statement on Form S-4 filed on March 12, 2019).*
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

* This exhibit is a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

Date	January 6, 2025	/s/ Damien Clayton
		Name:	Damien Clayton
		Title:	Company Secretary